Other Non-current Liabilities - Summary of Inputs in Black Scholes Model for Share Options Granted (Details)	12 Months Ended
	Dec. 31, 2019 USD ($) Year	Dec. 31, 2018 USD ($) Year	Dec. 31, 2017 USD ($) Year
Disclosure Of Terms And Conditions Of Sharebased Payment Arrangement [Abstract]
Weighted average share price	$ 21.73	$ 11.83	$ 9.87
Weighted average exercise price	$ 8.94	$ 9.84	$ 7.10
Average expected volatility	36.00%	23.00%	20.00%
Expected life | Year	4	4	4
Risk free rate	2.15%	2.75%	1.85%